UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2003

EMC CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-9853	No. 04-2680009

(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

176 South Street, Hopkinton, MA	01748

(Address of principal executive offices)	(Zip code)

(Registrant's telephone number, including area code): (508) 435-1000

N/A

(Former Name or Former Address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

(a) On December 18, 2003 (the “Effective Date”), EMC Corporation, a Massachusetts corporation (“EMC”), completed the acquisition of Documentum, Inc., a Delaware corporation (“Documentum”), pursuant to the terms of an Agreement and Plan of Merger, dated as of October 13, 2003 (the “Merger Agreement”), by and among EMC, Elite Merger Corporation, a wholly-owned subsidiary of EMC (“Elite”), and Documentum. On the Effective Date, Elite merged with and into Documentum (the “Merger”) with Documentum surviving the Merger as a wholly-owned subsidiary of EMC.

Pursuant to the Merger Agreement and as a result of the Merger, each share of Documentum common stock outstanding at the effective time of the Merger was converted into the right to receive 2.175 shares of EMC common stock. In addition, upon completion of the Merger, options to acquire shares of Documentum common stock outstanding under the terms of Documentum stock plans were converted into options to acquire shares of EMC common stock, subject to adjustment to reflect the conversion ratio referred to above. The conversion ratio was determined through arm’s length negotiations. Following consummation of the Merger, Documentum’s common stock was delisted from the Nasdaq National Market.

The issuance of EMC common stock pursuant to the Merger Agreement as described above was registered under the Securities Act of 1933, as amended, pursuant to EMC’s registration statement on Form S-4 (File No. 333-110017) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on October 28, 2003, as amended by Amendment No. 1 thereto and declared effective on November 18, 2003 and as subsequently amended by Post-Effective Amendment No. 1 thereto filed with the SEC pursuant to Rule 462(d) on December 18, 2003, which post-effective amendment became effective immediately upon filing. The Proxy Statement/Prospectus included in the Registration Statement contains additional information about this transaction. A copy of the Merger Agreement is attached as Exhibit 2.1 to EMC’s Current Report on Form 8-K filed with the SEC on October 14, 2003, and is incorporated herein by reference. A copy of EMC’s press release announcing the effectiveness of the Merger is attached hereto as Exhibit 99.1. The foregoing description of such documents is qualified in its entirety by reference to the terms and provisions of such documents, which are attached hereto or incorporated herein by reference.

(b) Documentum provides enterprise content management solutions that enable organizations to unite teams, content and associated business processes. EMC intends to continue to generally use the assets of Documentum for this purpose.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) The required financial statements have been previously reported (within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934) by EMC and have been omitted in reliance upon General Instruction B.3 of Form 8-K.

(b) The required pro forma financial statements have been previously reported (within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934) by EMC and have been omitted in reliance upon General Instruction B.3 of Form 8-K.

(c) Exhibits

2.1	Agreement and Plan of Merger dated as of October 13, 2003 by and among EMC Corporation, Elite Merger Corporation and Documentum, Inc. (incorporated herein by reference to Exhibit 2.1 to EMC’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 14, 2003).

99.1	Press Release dated December 19, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC CORPORATION

By:	/s/ Paul T. Dacier

Paul T. Dacier
Senior Vice President and General Counsel

Date: December 18, 2003

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of October 13, 2003 by and among EMC Corporation, Elite Merger Corporation and Documentum, Inc. (incorporated herein by reference to Exhibit 2.1 to EMC's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 14, 2003).

99.1	Press Release dated December 19, 2003.